                                                                   EXHIBIT 23.01



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 7, 1996 included in this Form 8-K into Crescent Real Estate Equities Company's previously filed Registration
Statements No. 33-91438, No. 33-92548, No. 333-3450, No. 333-3452, No. 333-3454,
No. 333-13521, No. 333-21905 and No. 333-23005.



                                        ARTHUR ANDERSEN LLP


Atlanta, Georgia
  July 1, 1997